UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07386

           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               (Exact name of registrant as specified in charter)

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                          NEW YORK, NEW YORK 10006-1404
               (Address of principal executive offices) (Zip code)

                           CLIFFORD E. LAI, PRESIDENT
           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                         NEW YORK, NEW YORK, 10006-1404
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 1 (800) Hyperion


                      Date of fiscal year end: December 31



                   Date of reporting period: December 31, 2003

Item 1. Report to Shareholders.



                     [GRAPHIC OMITTED][GRAPHIC OMITTED]






                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
For the Year Ended December 31, 2003
-------------------------------------------------------------------------------

                                                              February 24, 2004

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2003. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

For the fiscal year ended December 31, 2003, the Trust's total return, based upon the NYSE market price of the Trust's shares plus dividends and assumed reinvestment of dividends and distributions, was 0.55%.

As of December 31, 2003, the Trust was being managed with an average duration of
1.2 years, as measured on a net asset basis (duration measures a bond portfolio's price sensitivity to changes in interest rates). The duration of total assets was 1.6 years.

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

After struggling for several years, the momentum of the economy turned more positive in the second half of 2003. Housing sales and mortgage refinancings had another very strong year in 2003 and helped to keep consumer activity robust. Tax reductions and strength in the stock market added further fuel to the economy with economic growth surging to 8.2% in the third quarter, its highest rate since 1984. While we believe that we have seen the cyclical lows in economic activity and in interest rates, the pace of the recovery and accompanying rise in interest rates may be slower than past recoveries. The unemployment rate remains stubbornly high and job creation subdued. In excess of 5 million jobs were lost in the recession that began in 2000 and it will take some time to fully employ the population. Monthly job creation of at least 250,000 is needed to make significant steps towards long term and sustained economic growth. Until then, the Federal Reserve (the "Fed") is likely to remain aggressive with respect to Monetary Policy and keep interest rates low.

While corporate earnings have improved, and have helped push the stock market higher, most of those gains have been due to reductions in expenses rather than increases in revenues. Although clearly a positive for the equity markets, revenue increases are needed for sustained stock market growth.

A growing concern for the economy has been weakness in the dollar, particularly against the Euro, which hit lifetime highs in the last few months. The high current account deficit combined with a growing budget deficit makes the U.S. ever more dependent on foreign investment. A stronger economy, rising stock market and higher interest rates will attract foreigners to hold dollar financial assets and temper any dollar decline. The key risk to the markets and the economy is economic weakness that translates into dollar distress.

With the recent improvement in the economy and the weakness in the dollar, we now look for the Fed to begin shifting their bias toward tightening sometime in mid-2004 (versus late 2004 or even 2005 as we had thought a few months ago). The markets will be paying particularly close attention to the minutes of Fed meetings and any Fed testimony for signals to changes from their current policy.

Portfolio Strategy and Performance

In mid 2003, as interest rates declined to their lowest level in decades, mortgage refinancing activity reached historic highs. While we had purchased securities with some protection against prepayments, the Trust was not completely immune from the effects of refinancing. Unfortunately, the cash flows received from mortgage prepayments were re-invested at lower yields, leading to a decline in the Trust's dividend rate. The increase in interest rates during the second half of the year helped to mitigate the pressure on the Trust's income, although short-term reinvestment rates remain near multi-year lows.

Our focus continues to be to prepare the Trust for its scheduled termination in 2005. During the interest rate lows of last summer, we remained defensive within the Trust by maintaining duration at the lower end of our tolerance range. This helped to lessen the adverse effects of rising interest rates on the Trust's NAV. From the end of June to the end of December, the 2-year Treasury rate, which is close in maturity to the maturity of the Fund, rose over fifty basis points. Despite the sizable increase in interest rates, the Trust's NAV increased five cents during this same period. Our general strategy continues to be to hold securities that offer a balance between low sensitivity to increasing prepayment rates and protection against slowing prepayment rates if interest rates rise.

As of December 31, 2003, approximately 84.8% of the total assets of the Trust was invested in securities rated AA or higher (as rated by a nationally recognized rating agency).

Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services representatives at 1-800-HYPERION.

Sincerely,




/s/CLIFFORD E. LAI
__________________
   CLIFFORD E. LAI
   President,
   Hyperion 2005 Investment Grade
     Opportunity Term Trust, Inc.
   President & Chief Executive Officer,
   Hyperion Capital Management, Inc.




/s/JOHN H. DOLAN
_________________
   JOHN H. DOLAN
   Senior Portfolio Manager,
   Hyperion 2005 Investment Grade
     Opportunity Term Trust, Inc.
   Managing Director & Chief Investment Officer,
   Hyperion Capital Management, Inc.


-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                      Principal
December 31, 2003                                                    Interest                  Amount       Value
                                                                      Rate      Maturity      (000s)      (Note 2)
-------------------------------------------------------------------------------



U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 57.9%
U.S. Government Agency Collateralized Mortgage Obligations -- 8.2%
  Federal Home Loan Mortgage Corporation
    Series 2731, Class CA...............................              3.50%      01/25/33    $ 10,400      $ 10,563,312
    Series 2551, Class TB...............................              4.50       09/15/21       3,000         3,040,212
                                                                                                       --------------
Total U.S. Government Agency Collateralized Mortgage Obligations
         (Cost-- $13,612,960)...........................                                                   13,603,524
                                                                                                       --------------
U.S. Government Agency Pass-Through Certificates -- 49.7%
  Federal Home Loan Mortgage Corporation
    Pool C63650.........................................               7.00     02/01/32        1,553         1,661,602
    Pool C63689.........................................               7.00     02/01/32          140          149,677
    Pool C63740.........................................               7.00     02/01/32       2,561@        2,709,614
    Pool C63963.........................................               7.00    02/01/32          960        1,016,078
    Pool C64107.........................................               7.00    02/01/32          648          685,522
    Pool C64108.........................................               7.00    02/01/32        3,272         3,462,073
                                                                                                       --------------
                                                                                                            9,684,566
  Federal National Mortgage Association
    Pool 744642.........................................                       10/01/33        2,839         2,851,948
                                      3.13+
    TBA.................................................                            TBA       30,500         31,538,922
                                      6.00
    TBA.................................................                            TBA       17,600         18,414,000
                                      6.50
    Pool 614372.........................................                       01/01/32        2,423         2,565,364
                                      7.00
    Pool 619134.........................................                       01/01/32          271          287,269
                                      7.00
    Pool 628305.........................................                       03/01/32        3,586         3,796,826
                                      7.00
    Pool 628408.........................................                       03/01/32        2,042         2,162,617
                                      7.00
    Pool 630249.........................................                       03/01/32          629          666,311
                                      7.00
    Pool 642486.........................................                       05/01/32          181          192,067
                                      7.00
    Pool 642487.........................................                       04/01/32          550          582,717
                                      7.00
    Pool 642488.........................................                       04/01/32          312          330,805
                                      7.00
    Pool 645465.........................................                       05/01/32        5,153         5,456,205
                                                                                                       --------------
                                      7.00
                                                                                                           68,845,051
  Government National Mortgage Association
    Pool 581513.........................................                       04/15/33        1,347         1,401,482
                                      6.00
    Pool 569691.........................................                       02/15/32        2,657         2,850,499
                                                                                                       --------------
                                      7.50
                                                                                                            4,251,981
Total U.S. Government Agency Pass -- Through Certificates
         (Cost-- $81,499,176)...........................                                                   82,781,598
                                                                                                       --------------
Total U.S. Government & Agency Obligations
         (Cost-- $95,112,136)...........................                                                   96,385,122
                                                                                                       --------------

---------
See notes to financial statements.


-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                      Principal
December 31, 2003                          Interest                                            Amount         Value
                                             Rate                             Maturity        (000s)        (Note 2)
-------------------------------------------------------------------------------

---------
See notes to financial statements.


ASSET-BACKED SECURITIES -- 8.6%
Housing Related Asset-Backed Securities -- 8.6%
  Aames Mortgage Trust
    Series 2003-1N, Class A*............................                       10/27/33          728          727,176
                                      7.50
  Amortizing Residential Collateral Trust
    Series 2002-BC4N, Class B2*.........................                       07/25/32          141          140,984
                                      7.75
  AQ Finance NIM Trust
    Series 2003-N3A, Class Note*........................                       03/25/33          519          520,759
                                      9.05






ASSET-BACKED SECURITIES (continued)
  ARC Net Interest Margin Trust
    Series 2002-6, Class A*.............................              7.75%    09/27/32  $      239    $      239,486
  Argent NIM Trust
    Series 2003-N6, Class A*............................               6.40    03/25/34       1,000           997,500
  First Franklin Mortgage Loan Asset Backed
    Certificates
    Series 2003-FF1, Class M3F(c).......................          5.59/6.09    03/25/33       2,200         2,233,917
  Renaissance NIM Trust
    Series 2002-C, Class Note*..........................               8.35    12/25/32         227           228,119
    Series 2003-A, Class Note*..........................               8.60    05/25/33         536           541,215
                                                                                                       --------------
                                                                                                              769,334
  Saxon Asset Securities Trust
    Series 1999-3, Class MF1(c).........................          7.75/8.25    12/25/29       8,153         8,617,383
                                                                                                       --------------
Total Housing Related Asset-Backed Securities
         (Cost-- $13,732,933)...........................                                                   14,246,539
                                                                                                       --------------
Total Asset-Backed Securities
         (Cost-- $13,732,933)...........................                                                   14,246,539
                                                                                                       --------------
MUNICIPAL ZERO COUPON SECURITIES -- 6.8%
Texas -- 5.6%
  San Antonio Texas, Electricity & Gas Revenue
    Bond, Series B, FGIC................................                       02/01/07     10,000          9,342,000
                                                                                                       --------------
                                                                    2.06(a)
West Virginia 1.2%
  West Virginia State Parkways Economic
    Development and Tourism Authority Revenue
    Bond, FGIC
    Capital Appreciation Prerefunded....................                       05/15/05         695          682,782
                                                                    1.40(a)
    Capital Appreciation Unrefunded.....................                       05/15/05       1,280         1,253,517
                                                                                                       --------------
                                                                    1.56(a)
                                                                                                            1,936,299
Total Municipal Zero Coupon Securities
         (Cost-- $10,230,583)...........................                                                   11,278,299
                                                                                                       --------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 18.8%
  1301 Avenue of the Americas Trust
    Series 2000-1301, Class B*..........................                       08/03/10       8,000         8,558,320
                                      7.58+
  Morgan Stanley Capital I
    Series 1999-1NYP, Class A2*.........................               6.84    05/03/30      16,000         17,338,400
  Trizec Hanh Office Properties Trust
    Series 2001-TZHAC, Class C3*........................               6.52    03/15/13       5,000         5,386,650
                                                                                                       --------------
Total Commercial Mortgage Backed Securities
         (Cost-- $31,350,347)...........................                                                   31,283,370
                                                                                                       --------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES -- 45.5%
Subordinated Collateralized Mortgage Obligations -- 22.0%
  ABN AMRO Mortgage Corp.
    Series 2001-8, Class 1B1............................                       01/25/32       7,373@        7,422,226
                                      7.00
  Bank of America Mortgage Securities
    Series 2003-B, Class B2.............................                       03/25/33        4,803         4,799,112
                                      4.15+


-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                    Principal
December 31, 2003                                                  Interest                  Amount          Value
                                                                    Rate       Maturity      (000s)         (Note 2)
-------------------------------------------------------------------------------

---------
See notes to financial statements.


NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
  Cendant Mortgage Corp.
    Series 2000-8, Class B2.............................           7.50%       11/25/30      $ 1,405  $     1,403,090
    Series 2000-8, Class B3.............................            7.50       11/25/30          843          841,787
    Series 2000-9, Class B1.............................            7.50       12/26/30        1,590        1,588,208
                                                                                                       --------------
                                                                                                            3,833,085
  Chase Mortgage Finance Corp.
    Series 1999-S12, Class B2...........................            7.25       10/25/29       1,140         1,138,388
  Citicorp Mortgage Securities, Inc.
    Series 1998-10, Class B2............................            6.25       11/25/28       2,328         2,325,211
    Series 1999-8, Class B2.............................            6.25       10/25/29         498           504,230
    Series 1998-4, Class B2.............................            6.75       06/25/28         982           980,608
    Series 1998-8, Class B2.............................            6.75       09/25/28        1,796        1,794,308
                                                                                                       --------------
                                                                                                            5,604,357
  First Horizon Asset Securities, Inc.
    Series 2003-AR2, Class B3...........................            4.80%+     07/25/33        1,031        1,010,029
    Series 2002-AR2, Class B2...........................           5.33+       12/27/32        1,289        1,299,740
                                                                                                       --------------
                                                                                                            2,309,769
  GSR Mortgage Loan Trust
    Series 2002-5, Class B2.............................           5.83+       01/25/32        1,733        1,728,071
  Merrill Lynch Mortgage Investors, Inc.
    Series 2002-A3, Class M3............................           5.58+       09/25/32        1,860        1,887,128
  Prudential Home Mortgage Securities Company,
    Inc.
    Series 1992-33, Class B1............................            7.50       11/25/22        1,582        1,596,118
  Residential Funding Mortgage Securities I
    Series 2002-S9, Class M1............................            6.00       07/25/17        1,249        1,308,987
  Washington Mutual
    Series 2002-AR18, Class B3..........................           4.84+       01/25/33        3,905        3,880,923
  Wells Fargo Mortgage Backed Securities Trust
    Series 2002-F, Class B2.............................           5.47+       10/25/32        1,059        1,076,506
                                                                                                       --------------
Total Subordinated Collateralized Mortgage
  Obligations
         (Cost-- $35,814,679)...........................                                                   36,584,670
                                                                                                       --------------
Senior Collateralized Mortgage Backed Securities -- 23.5%
  ABN AMRO Mortgage Corp.
    Series 2002-10, Class 1A9...........................            4.75       01/25/33        6,767        6,856,557
  Bank of America Mortgage Securities
    Series 2003-I, Class 1A1............................           3.34+       10/25/33        6,457        6,501,304
  Bear Stearns Adjustable Rate Mortgage Trust
    Series 2003-2, Class A3*............................           3.70+       01/25/33          609          611,231
  Countrywide Home Loans
    Series 2002-HYB1, Class 5A1.........................           5.93+       07/19/32          604          607,756
  Credit Suisse First Boston Mortgage Securities
    Corp.
    Series 2003-AR9, Class 1A1..........................           4.92+       03/25/33        5,863        5,985,763
  PNC Mortgage Securities Corp.
    Series 1999-4, Class 1A7............................             6.40      06/25/29        2,703        2,739,252
  Residential Funding Securities Corp.
    Series 2003-RM1, Class A1...........................             4.75      02/25/33        5,626        5,745,395




-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                     Principal
December 31, 2003                                                    Interest                  Amount        Value
                                                                       Rate     Maturity      (000s)        (Note 2)
-------------------------------------------------------------------------------

---------
See notes to financial statements.


NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
  Washington Mutual
    Series 2003-AR12, Class A3..........................             3.36+%    02/25/34      $ 5,000   $    4,999,925
    Series 2003-AR10, Class A3A.........................            3.53+      10/25/33        5,000        5,025,800
                                                                                                       --------------
                                                                                                           10,025,725
Total Senior Collateralized Mortgage Backed Securities
         (Cost-- $39,042,945)...........................                                                   39,072,983
                                                                                                       --------------
Total Non-Agency Residential Mortgage Backed Securities
         (Cost-- $74,857,624)...........................                                                   75,657,653
                                                                                                       --------------

--------------------------------------------------------------- ------------ ----------- ------------ -----------------
                                                                                          Notional
                                                                                           Amount
                                                                                           (000s)
--------------------------------------------------------------- ------------ ----------- ------------ -----------------
INTEREST ONLY SECURITIES -- 1.4% DLJ Mortgage Acceptance Corp.
    Series 1997-CF2, Class CP*(b)..........................           1.36+    10/15/30  $   125,000         1,383,500
  Residential Asset Mortgage Products, Inc.
    Series 2002-RS2, Class AIIO(b).........................           3.50+    09/25/04       28,972           497,971
  Residential Funding Mortgage Securities I
    Series 2002-HS1, Class AIO(b)..........................                    07/25/04       16,163           499,525
                                                                                                      ----------------
                                                                      7.00
Total Interest Only Securities
         (Cost-- $2,294,543)...............................                                                  2,380,996
                                                                                                      ----------------

--------------------------------------------------------------- ------------ ----------- ------------ -----------------
--------------------------------------------------------------- ------------ ----------- ------------ -----------------

Total Investments -- 139.0%
         (Cost-- $227,578,166).............................                                                231,231,979
                                                                                                      ----------------

Liabilities in Excess of Other Assets-- (39.0)%...                                                         (64,890,784)
                                                                                                      ----------------
NET ASSETS-- 100.0%........................................                                           $    166,341,195
                                                                                                      ================

--------------------------------------------------------------- ------------ ----------- ------------ -----------------

* -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.


(a)           --        Zero Coupon Bonds-- Interest rate represents current yield to maturity.

(b)           --        Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.

(c) -- Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.


@ -- Portion or entire principal amount delivered as collateral for reverse repurchase or swap agreements
                        (Note 5 and Note 7, respectively).


+             --        Variable Rate Security-- Interest Rate is in effect as of December 31, 2003.

FGIC          --        Insured by Financial Guaranty Insurance Company.

TBA           --        Settlement is on a delayed delivery or when-issued basis with a final maturity to be announced (TBA) in the future.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2003

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Assets:
  Investments, at value (cost $227,578,166) (Note 2)                                        $    231,231,979
  Cash...............................................................................                830,394
  Receivable for investments sold....................................................             18,364,561
  Interest receivable................................................................              1,029,985
  Prepaid expenses and other assets..................................................                    761
                                                                                            ----------------
      Total assets...................................................................            251,457,680
                                                                                            ----------------
Liabilities:
  Reverse repurchase agreements (Note 5).............................................              2,073,000
  Interest payable for reverse repurchase agreements
       (Note 5)......................................................................                    134
  Payable for investments purchased..................................................             78,877,714
  Unrealized depreciation on swap contracts (Note 7).................................              3,952,064
  Investment advisory fee payable (Note 3)...........................................                 91,355
  Administration fee payable (Note 3)................................................                 22,503
  Directors' fees payable............................................................                    750
  Accrued expenses and other liabilities.............................................                 98,965
                                                                                            ----------------
      Total liabilities..............................................................             85,116,485
                                                                                            ----------------
Net Assets (equivalent to $9.79 per share based on
  16,993,931 shares issued and outstanding)..........................................       $    166,341,195
                                                                                            ================
Composition of Net Assets:
  Capital stock, at par value ($.001) (Note 6).......................................       $         16,994
  Additional paid-in capital (Note 6)................................................            167,473,069
  Accumulated undistributed net investment income                                                  2,644,256
  Accumulated net realized loss......................................................             (3,494,873)
  Net unrealized appreciation........................................................               (298,251)
                                                                                            ----------------
  Net assets applicable to capital stock outstanding.................................       $    166,341,195
                                                                                            ================
---------
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 2003

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Investment Income (Note 2):
  Interest............................................................................        $   10,383,202
                                                                                              --------------
Expenses:
  Investment advisory fee (Note 3)....................................................             1,078,462
  Administration fee (Note 3).........................................................               265,580
  Insurance...........................................................................               160,224
  Accounting and tax services.........................................................               106,769
  Custodian...........................................................................                64,915
  Directors' fees.....................................................................                62,201
  Reports to shareholders.............................................................                39,650
  Registration fees...................................................................                35,000
  Transfer agency.....................................................................                20,883
  Legal...............................................................................                19,946
  Miscellaneous.......................................................................                26,016
                                                                                              --------------
      Total operating expenses........................................................             1,879,646
         Interest expense on reverse repurchase agreements
         (Note 5).....................................................................               525,348
                                                                                              --------------
      Total expenses..................................................................             2,404,994
                                                                                              --------------
  Net investment income...............................................................             7,978,208
                                                                                              --------------
Realized and Unrealized Gain (Loss) on Investments
  (Notes 2 and 7):
Net realized gain (loss) on:
  Investment transactions.............................................................             2,374,109
  Swap contracts......................................................................              (934,217)
                                                                                              --------------
Net realized gain on investment transactions and swap
  contracts...........................................................................             1,439,892
                                                                                              --------------
Net change in unrealized appreciation/depreciation on:
  Investments.........................................................................            (4,622,393)
  Swap contracts......................................................................               101,676
                                                                                              --------------
Net change in unrealized appreciation/depreciation on
  investments and swap contracts......................................................            (4,520,717)
                                                                                              --------------
Net realized and unrealized loss on investments and swap
  contracts...........................................................................            (3,080,825)
                                                                                              --------------
Net increase in net assets resulting from operations..................................        $    4,897,383
                                                                                              ==============
---------
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                For the Year         For the Year
                                                                                    Ended                Ended
                                                                              December 31, 2003  December 31, 2002(a)
Increase (Decrease) in Net Assets Resulting from
  Operations:
  Net investment income......................................                 $      7,978,208      $    10,384,466
  Net realized gain/(loss) on investment transactions,
    futures transactions, swap contracts and short sales.....                        1,439,892           (4,392,070)
  Net change in unrealized appreciation/depreciation on
    investments, futures and swap contacts...................                       (4,520,717)           1,780,096
                                                                              ----------------      ---------------
  Net increase in net assets resulting from operations.......                        4,897,383            7,772,492
                                                                              ----------------      ---------------
Dividends to Shareholders (Note 2):
  Net investment income......................................                       (5,805,644)          (9,059,664)
                                                                              ----------------      ---------------
Capital Stock Transactions (Note 6):
  Net asset value of shares issued through dividend
    reinvestment (6,358 shares)..............................                           62,229                   --
                                                                              ----------------      ---------------
      Total decrease in net assets...........................                         (846,032)          (1,287,172)
                                                                              ----------------      ---------------
Net Assets:
  Beginning of year..........................................                      167,187,227          168,474,399
                                                                              ----------------      ---------------
  End of year (including undistributed net investment
    income of $2,644,256 and $3,144,866, respectively).......                 $    166,341,195      $   167,187,227
                                                                              ================      ===============
----------

(a) Certain amounts have been reclassified to conform to current year presentation. See Note 2 -- Swap Agreements.

---------
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Increase (Decrease) in Cash:
  Cash flows provided by (used for) operating activities:
    Interest received (including net amortization of
     $3,103,076)...................................................................       $      15,421,840
    Interest expense paid..........................................................                (599,074)
    Operating expenses paid........................................................              (1,906,507)
    Sales of short-term portfolio investments, net.................................               6,979,204
    Purchases of long-term portfolio investments...................................            (322,829,467)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns............................................             383,408,680
                                                                                          -----------------
    Net cash provided by operating activities......................................              80,474,676
                                                                                          -----------------
  Cash flows provided by (used for) financing activities:
    Net cash used for reverse repurchase agreements................................             (73,394,000)
    Cash dividends paid............................................................              (6,451,287)
                                                                                          -----------------
    Net cash used for financing activities.........................................             (79,845,287)
                                                                                          -----------------
    Net increase in cash...........................................................                 629,389
  Cash at beginning of year........................................................                 201,005
                                                                                          -----------------
  Cash at end of year..............................................................       $         830,394
                                                                                          =================
Reconciliation of Net Increase in Net Assets Resulting
  from Operations to Net Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations.............................       $       4,897,383
                                                                                          -----------------
    Decrease in investments, at cost...............................................               9,618,475
    Decrease in net unrealized appreciation/depreciation on
     investments and swaps.........................................................               4,520,717
    Decrease in interest receivable................................................                 440,046
    Increase in other assets.......................................................             (17,779,833)
    Increase in other liabilities..................................................              78,777,888
                                                                                          -----------------
      Total adjustments............................................................              75,577,293
                                                                                          -----------------
  Net cash provided by operating activities........................................       $      80,474,676
                                                                                          =================

Noncash financing activities not included herein consist of reinvestment of dividends of $62,229.

---------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights



                                                                    For the Year Ended December 31,
                                                   ------------------------------------------------
                                                       2003*        2002*        2001*        2000         1999
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------
Per Share Operating Performance:
Net asset value, beginning of year..........       $    9.84    $    9.92    $    9.69    $    9.04    $    9.71
                                                   ---------    ---------    ---------    ---------    ---------
Net investment income.......................            0.47         0.62         0.63         0.51         0.51
Net realized and unrealized gains (losses) on
  investments, short sales, futures
transactions                                           (0.18)       (0.17)        0.15        0.55         (0.65)
                                                   ---------    ---------    ---------    --  ----     --- -----
  and swap contracts........................
Net increase (decrease) in net asset value
  resulting from operations.................            0.29         0.45         0.78        1.06         (0.14)
Net effect of shares repurchased............             --          --           --           0.00**       0.01
Dividends from net investment income........           (0.34)        (0.53)      (0.55)       (0.41)       (0.54)
                                                   ---------    ----------   ---------    ---------    --- -----
Net asset value, end of year................       $    9.79    $    9.84    $    9.92    $    9.69    $    9.04
                                                   =========    =========    =========    =========    =========
Market price, end of year...................       $  9.6000    $  9.8900    $   9.6500   $  8.6875    $  7.9375
                                                   =========    =========    ==========   =========    =========
Total Investment Return+....................                         8.20%       17.87%       15.14%       (1.82)%
                                                   0.55%
Ratios to Average Net Assets/
  Supplementary Data:
Net assets, end of year (000's).............       $  166,341   $  167,187   $  168,474   $  164,570   $  154,024
Operating expenses..........................
                                                         1.13%                     1.05%        1.08%         1.10%
                                                                      1.09%
Interest expense............................
                                                         0.32%        0.82%        1.83%        3.08%         2.63%
  Total expenses............................
                                                         1.45%        1.91%        2.88%        4.16%         3.73%
Net investment income.......................
                                                         4.81%        6.12%        6.27%        5.62%         5.45%
Portfolio turnover rate.....................
                                                          173%          92%         112%          12%           33%
----------

+ Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

* As a result of recent changes in generally accepted accounting principles, the Trust has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the interest expense and total expense ratios and increase the net investment income ratio by 1.04% and increase net investment income per share by $0.10 and decrease net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in a reduction to the interest expense and total expense ratios and an increase to the net investment income ratio of 1.25% and an increase to net investment income per share of $0.13 and a decrease to net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts per share of $0.13 for the fiscal year ended December 31, 2002 and a reduction to the interest expense and total expense ratios and an increase to the net investment income ratio of 0.58% and an increase to net investment income per share of $0.06 and a decrease net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts per share by $0.06 for the fiscal year ended December 31, 2001.

** Rounds to less than $0.01.

---------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2003
--------------------------------------------------------------------------------





HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2003



1.  The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a
diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Trust are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 22% of the investments in securities held by the Trust at December 31, 2003) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Trust will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net cash payments on interest rate swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of December 31, 2003.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Trust has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statement of Changes in Net Assets and the per share amounts in prior year financial highlights. Prior year expense and net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income by $1,727,191, increased net realized loss on swap contracts by $934,217 and reduced net change in unrealized gain on swap contracts by $792,974 for the year ended December 31, 2003, and increased net investment income by $2,124,075, increased net realized loss on swap contracts by $1,339,512 and increased change in net unrealized loss on swap contracts by $784,563 for the year ended December 31, 2002. Such reclassifications had no effect on the Trust's net asset value, either in total or per share, or its total increase in net assets from operations during any period.

When-Issued Purchases and Forward Commitments: The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Trust makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Trust will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 2003, the Advisor earned $1,078,462 in advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended December 31, 2003, the Administrator earned $265,580 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and/or the Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended December 31, 2003 were $100,039,283 and $108,567,480, respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the year ended December 31, 2003 were $301,667,898 and $294,341,097, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the Federal National Mortgage Association.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At December 31, 2003, the Trust had the following reverse repurchase agreement outstanding:


                                                                                                       Maturity
   Face Value                                    Description                                            Amount
---------------      ---------------------------------------------------------                      -----------
 $  2,073,000        Merrill Lynch, 1.16%, dated 12/30/03, maturity date 1/06/04...............   $   2,073,468
 ------------                                                                                      -------------
                     Market Value of Assets Sold Under Agreement..........................        $   2,133,648
                                                                                                   -------------
                     Weighted Average Interest Rate.......................................            1.16%
                                                                                                   -------------

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2003 was approximately $40,545,669 at a weighted average interest rate of 1.30%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $76,478,287, as of April 28, 2003, which was 31.47% of total assets.

6.  Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,993,931 shares outstanding at December 31, 2003 the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the years ended December 31, 2003 and December 31, 2002 no shares were repurchased. All shares repurchased have been, or will be, retired. Since the inception of the stock repurchase program 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, swap agreements and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There were no written option or futures contracts activity for the period ended December 31, 2003.

As of December 31, 2003, the following swap agreements were outstanding:




                       Expiration                                                                   Net Unrealized
  Notional Amount         Date                  Description                                          Depreciation
------------------     ----------  ----------------------------                                    --------------
  $   10,000,000          3/12/07  Agreement with Goldman Sachs Capital Markets, LP, dated         $     (902,217)
                                   3/08/02 to pay semi-annually the notional
                                   amount multiplied by 5.31% and to receive
                                   quarterly the notional amount multiplied by 3
                                   month USD-LIBOR-BBA.



  $   15,000,000          2/28/09  Agreement with Goldman Sachs Capital Markets, LP, dated             (1,391,954)
                                   2/26/02 to pay semi-annually the notional
                                   amount multiplied by 5.304% and to receive
                                   quarterly the notional amount multiplied by 3
                                   month USD-LIBOR-BBA.




  $   20,000,000          2/01/07  Agreement with Goldman Sachs Capital Markets, LP, dated             (1,657,893)
                                   1/30/02 to pay semi-annually the notional
                                   amount multiplied by 4.973% and to receive
                                   quarterly the notional amount multiplied by 3
                                   month USD-LIBOR-BBA.


                                                                                                    ---------------
                                                                                                    $   (3,952,064)
                                                                                                    ===============

8.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended December 31, 2003, the tax character of the $5,805,644 of distributions paid was from ordinary income. During the year ended December 31, 2002, the tax character of the $9,059,664 of distributions paid was from ordinary income.

At December 31, 2003, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:



       Undistributed Tax Ordinary Income......................................                $    1,851,282
                                                                                              ==============
       Accumulated capital loss...............................................                $   (3,494,873)
                                                                                              ==============
       Book unrealized appreciation/(depreciation)............................                $     (298,251)
       Plus: Cumulative Timing Differences....................................                       792,974
                                                                                              --------------
       Unrealized appreciation/(depreciation) ................................                $      494,723
                                                                                              ==============


The difference between book basis and tax basis undistributed income and book basis and tax basis unrealized appreciation/ depreciation is due to the differing treatment of investments in swap contracts.

Federal Income Tax Basis: The federal income tax basis of the Trust's investments at December 31, 2003 was $227,578,166. Net unrealized appreciation was $3,653,813 (gross unrealized appreciation -- $3,844,782; gross unrealized depreciation -- $190,969). During the year ended December 31, 2003, the Trust utilized available capital loss carryforwards amounting to $2,056,342. At
December 31, 2003, the Trust had a remaining capital loss carryforward of $3,103,639, which expires in 2010, available to offset future capital gains, to the extent provided by regulations. However, if the Trust is terminated as expected in 2005, the capital loss carryforward must be utilized by 2005 in order for shareholders to realize a benefit. For the year ended December 31, 2003, the Trust elected to defer post-October losses amounting to $391,234.

Capital  Account  Reclassification:  For the year ended  December 31, 2003,  the
Trust's undistributed net investment income was reduced by $2,673,174 and accumulated net realized loss reduced by $235,457, with a net offsetting increase to paid-in capital of $2,437,717. These adjustments were primarily the result of current year paydown reclassifications, retained tax-exempt income and the reclassifications of payments related to swaps.

9.  Subsequent Events

Dividend: On January 9, 2004, the Trust's Board of Directors declared the following regular monthly dividend:

                              Dividend            Record           Payable
                              Per Share            Date             Date
                              ---------            ----             ----
                              $   0.025          01/20/04         01/29/04

--------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of Independent Auditors

--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") at December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 24, 2004
--------------------------------------------------------------------------------

                           TAX INFORMATION (Unaudited)


-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2003) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. None of the Trust's distributions during the fiscal year ended December 31, 2003 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 2003, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2004. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

                            PROXY RESULTS (Unaudited)

--------------------------------------------------------------------------------

During the year ended December 31, 2003, the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") shareholders voted on the following proposals at a shareholders' meeting on April 15, 2003. The description of each proposal and number of shares voted are as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted        Shares Voted     Shares Voted
                                                                      for               Against          Abstain
------- ----------------------------------------------------- --------------------- ----------------- ---------------
------- ----------------------------------------------------- --------------------- ----------------- ---------------
 1.     To elect the Trust's Board of Directors
        Harry E. Petersen Jr.:                                  16,130,345                0              146,523
        Lewis S. Ranieri:                                       16,130,345                0              146,523

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted       Shares Voted     Shares Voted
                                                                      for               Against          Abstain
------- ----------------------------------------------------- --------------------- ---------------- ----------------
------- ----------------------------------------------------- --------------------- ---------------- ----------------
 2. To select PricewaterhouseCoopers LLP as
        the independent auditors:                               16,091,216              90,470           95,181

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)
--------------------------------------------------------------------------------

----------------------------- -------------------------------- ------------------------------------------- -----------------
                                                                                                           Number of
                                                                                                           Portfolios in
                              Position(s) Held with                                                        Trust
                              Trust and Term of                                                            Complex
Name, Address                 Office and Length of             Principal Occupation(s) During Past 5       Overseen by
and Age                       Time Served                      Years and                                   Director
                                                               Other Directorships Held by Director
----------------------------- -------------------------------- ------------------------------------------- -----------------
----------------------------------------------------------------------------------------------------------------------------

Disinterested Directors
Class I Director to serve until 2004 Annual Meeting of Stockholders or termination of the Trust:

Rodman L. Drake               Chairman                         Chairman (since 2003) and Director and/or          3
  c/o One Liberty Plaza,      Elected December 9,              Trustee of several investment companies
  36th floor, New York,       2003                             advised by Hyperion Capital Management,
  New York 10006-1404                                          Inc. (the "Advisor") (1989- Present);
                              Director, Member of the          Co-founder, Baringo Capital LLC
  Age 60                      Audit Committee,                 (2002-Present); Director, Animal Medical
                              Chairman of Nominating           Center (2002-Present); Director,
                              and Compensation                 Hotelevision, Inc. (1999-2003); Director
                              Committee                        and/or Lead Director, Parsons
                                                               Brinckerhoff, Inc. (1995-Present);
                              Elected for Three Year           Director, Absolute Quality Inc.
                              Term Director since February     (2000-Present); Trustee of Excelsior
                              1993                             Funds (33) (1994-Present); President,
                                                               Continuation Investments Group Inc.
                                  (1997-2001).

Class II Directors to serve until 2005 Annual Meeting of Stockholders or termination of the Trust:

Robert F. Birch               Director, Member of The          Director and/or Trustee of several                 4
  c/o One Liberty Plaza,      Audit Committee, Member          investment companies advised by the
  36th floor, New York,       of Nominating and                Advisor or by its affiliates
  New York 10006-1404         Compensation Committee           (1989-Present); Chairman and President,
                              and Member of Executive          New America High Income Fund
 Age 67                       Committee                        (1992-Present); Chairman of the Board and
                                                               Co-Founder, The China Business Group,
                              Elected for Three Year Term      Inc. (1996-Present); Director, Brandywine
                              Director since December 1998     Funds (3) (2001 to Present).

Leo M. Walsh, Jr.             Director, Chairman of            Director and/or Trustee of several                 5
  c/o One Liberty Plaza,      the Audit Committee,             investment companies advised by the
  36th floor, New York,       Member of Nominating             Advisor or by its affiliates
  New York 10006-1404         and Compensation                 (1989-Present); Financial Consultant for
                              Committee                        Medco Health Solutions Inc. (1994-2003);
  Age 71                                                       Director, Hyperion Strategic Bond Fund,
                              Elected for Three Year Term      Inc. (formerly Lend Lease Hyperion High
                              Director since February 1993     Yield CMBS Fund, Inc.) (1999-Present).

Class III Directors to serve until 2006 Annual Meeting of Stockholders or termination of the Trust:

Harry E. Petersen, Jr.        Director, Member of the          Director of several investment companies             3
  c/o One Liberty Plaza,      Audit Committee, Member          advised by the Advisor or by its
  36th floor, New York,       of Nominating and                affiliates
  New York 10006-1404         Compensation Committee, Member   (1992-Present); Senior Consultant to
                              of Executive Committee           Cornerstone Equity Advisors, Inc. (1998)
 Age 78                                                        2001).
                              Elected for Three Year
                              Term Director since February
                              1993
-----------------------------------------------------------------------------------------------------------------------------------





HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)


----------------------------- -------------------------------- ------------------------------------------- -----------------
                                                                                                           Number of
                                                                                                           Portfolios in
                              Position(s) Held with                                                        Trust
                              Trust and Term of                                                            Complex
Name, Address                 Office and Length of             Principal Occupation(s) During Past 5       Overseen by
and Age                       Time Served                      Years and                                   Director
                                                               Other Directorships Held by Director
----------------------------- -------------------------------- ------------------------------------------- -----------------

Interested Director
Class III Director to serve until 2006 Annual Meeting of Stockholders or termination of the Trust:

Clifford E. Lai*              Director Elected                 President (1998-Present) and Chief                   5
  c/o One Liberty Plaza,      until 2005                       Investment
  36th floor, New York,       Since December 9, 2003           Officer (1993-2002) of the Advisor;
  New York 10006-1404                                          Co-Chairman (2003- Present) and Board of
                              President                        Managers (1995-Present) Hyperion GMAC
  Age 50                                                       Capital Advisors, LLC (formerly Lend
                              Elected Annually Since           Lease Hyperion Capital, LLC); President
                              June 2002                        of several investment companies advised
                                                               by the Advisor (1995-Present).
----------

* Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital Management, Inc., the Trust's advisor.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

---------------------------------- -------------- --------------------------- -

                                   Position(s)
Officers of the Trust Name,        Held with      Term of Office and
Address and Age                    Trust          Length of Time Served       Principal Occupation(s) During Past 5 Years
---------------------------------- -------------- --------------------------- ---------------------------------------------
---------------------------------- -------------- --------------------------- ---------------------------------------------

Rodman L. Drake                    Chairman       Elected December 9,         Please see "Information Concerning
  c/o One Liberty Plaza,                          2003                        Directors and Officers" page 21.
  36th floor, New York,
  New York 10006-1404

  Age 60

Clifford E. Lai*                   President      Elected Annually Since      Please see "Information Concerning
  c/o One Liberty Plaza,                          April 1993                  Directors and Officers" page 22.
  36th floor, New York,
  New York 10006-1404

  Age 50

John Dolan*                        Vice           Elected Annually Since      Chief Investment Strategist (1998-Present)
  c/o One Liberty Plaza,           President      March 1998                  and Chief Investment Officer (2002-Present)
  36th floor, New York,                                                       of the Advisor.
  New York 10006-1404

  Age 50

Patricia A. Sloan*                 Vice           Elected Annually Since      Consultant of Ranieri & Co., Inc.
  c/o One Liberty Plaza,           President      June 2002                   (2000-Present); Secretary, Director and/or
  36th floor, New York,                                                       Trustee of several investment companies
  New York 10006-1404                                                         advised by the Advisor or by its affiliates
                                                                              (1989- 2002).
  Age 60

Joseph Tropeano*                   Secretary      Elected Annually Since      Director and Compliance Officer of the
  c/o One Liberty Plaza,                          June 2002                   Advisor (1993- Present); Secretary and
  36th floor, New York,                                                       Compliance Officer of several investment
  New York 10006-1404                                                         companies advised by the Advisor (1994-
                                                                              Present); Secretary and Compliance Officer,
  Age 42                                                                      Hyperion GMAC Capital Advisors, LLC
                                                                              (formerly Lend Lease Hyperion Capital, LLC)
                                                                              (1995-Present); Secretary and Compliance
                                                                              Officer of Hyperion Strategic Bond Fund,
                                                                              Inc. (formerly Lend Lease Hyperion
                                                                              High-Yield CMBS Fund, Inc.) (1998-Present);
                                                                              Assistant Secretary and Compliance Officer,
                                                                              AIG Hyperion Inc. (1994-2002); Vice
                                                                              President and Compliance Officer, Hyperion
                                                                              Distributors, Inc. (1994-1998).

Thomas F. Doodian*                 Treasurer      Elected Annually Since      Managing Director, Chief Operating Officer
  c/o One Liberty Plaza,                          February 1998               (1998-Present) and Director of Finance and
  36th floor, New York,                                                       Operations of the Advisor (1995-Present);
  New York 10006-1404                                                         Treasurer of several investment companies
                                                                              advised by the Advisor (1998-Present).
  Age 44
----------

* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Trust shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Trust otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Trust shares on the payment date or the Trust declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Trust shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust. The Trust will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. There are no brokerage commissions charged with respect to shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Fund:
(800) HYPERION

SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Shareholder Services:
(800) 937-5449

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, Northwest
Washington, D.C. 20006

Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.
--------------------------------------------------------------------------------

Officers & Directors
--------------------------------------------------------------------------------


      Rodman L. Drake*
      Chairman

      Robert F. Birch*
      Director

      Garth Marston
      Director Emeritus

      Leo M. Walsh, Jr.*
      Director

      Harry E. Petersen, Jr.*
      Director

      Clifford E. Lai
      Director and President

      Patricia A. Sloan
      Vice President

      John Dolan
      Vice President

      Thomas F. Doodian
      Treasurer

      Joseph Tropeano
      Secretary
      ----------

      * Audit Committee Members




--------------------------------------------------------------------------------
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
--------------------------------------------------------------------------------
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         Hyperion 2005 Investment Grade
                          Opportunity Term Trust, Inc.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                             New York, NY 10006-1404

Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the "Code"). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant's Code will be provided upon request to any person without charge by contacting Joseph Tropeano at 1-800-HYPERION or by writing to Mr. Tropeano at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

Item 3. Audit Committee Financial Expert.

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee, and his name is Rodman L. Drake. Mr. Drake is independent.

Item 4. Principal Accountant Fees and Services.

        Audit Fees

     For the fiscal year ended December 31, 2003, PriceWaterhouseCoopers LLP ("PwC") billed the Registrant aggregate fees of $96,000 for professional services rendered for the audit of the Registrant's annual financial statements, the review of financial statements included in the Registrant's annual report to shareholders and the review of the financial statements included in the Registrant's semi-annual report to shareholders.

     For the fiscal year ended December 31, 2002, PwC billed the Registrant aggregate fees of $55,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

        Audit-Related Fees

     For the fiscal year ended December 31, 2003, PwC did not bill the Registrant any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant's financial statements.

     For the fiscal year ended December 31, 2002, PwC did not bill the Registrant any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant's financial statements.

       Tax Fees

     For the fiscal year ended December 31, 2003, PwC billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

     For the fiscal year ended December 31, 2002, PwC billed the Registrant aggregate fees of $7,885 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant's Audit Committee members include Leo M. Walsh, Jr., Rodman L. Drake, Robert F. Birch and Harry E. Petersen, Jr.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     This Item is not applicable as the Registrant invested exclusively in non-voting securities during the period covered by this report.

Item 8.

         Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures.

     (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

     (b) As of the date of filing this Form N-CSR, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal half-year that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 11.  Exhibits.

     (a) None.

     (b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (c) None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.


By:  /s/Clifford E. Lai
        __________________
        Clifford E. Lai
        Principal Executive Officer

Date:  March 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/Clifford E. Lai
        __________________
        Clifford E. Lai
        Principal Executive Officer

Date:  March 8, 2004

By:  /s/Thomas F. Doodian
        _____________________
        Thomas F. Doodian
        Treasurer and Principal Financial Officer

Date:  March 8, 2004